UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 7, 2010
WATSON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-03305	95-3872914

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Bonnie Circle Corona, California	92880

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (951) 493-5300
(Former name or former address, if changed since last report): Not applicable.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
     On May 7, 2010, the Annual Meeting of the Stockholders of Watson Pharmaceuticals, Inc. (“the Company”) was held in Parsippany, NJ. The following directors were elected to the Company’s Board of Directors for a term of three years expiring at the Annual Meeting of Stockholders in 2013:

	For	Against	Abstain	Broker Non-Votes
Paul M. Bisaro	90,923,656	606,242	3,111,548	9,355,424
Christopher W. Bodine	91,944,566	574,887	2,121,993	9,355,424
Michel J. Feldman	86,308,424	2,094,404	6,238,618	9,355,424
Fred G. Weiss	72,703,042	1,243,396	20,695,008	9,355,424

     In addition to voting to elect the aforementioned directors, the Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The results of the vote were as follows:

	For	Against	Abstain
Ratification of Appointment of PricewaterhouseCoopers LLP	101,281,586	2,608,720	106,564

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2010	WATSON PHARMACEUTICALS, INC.
	By:	/s/ David A. Buchen
		Name:	David A. Buchen
		Title:	Senior Vice President, General Counsel and Secretary